Aristotle Strategic Credit Fund (ARSSX)
A series of Investment Managers Series Trust

Supplement dated February 13, 2015
Summary Prospectus, Prospectus and Statement of Additional Information
dated December 31, 2014

Reduction of Advisory Fee and Expense Cap

Effective February 16, 2015, Aristotle Credit Partners, LLC (the “Advisor”) has lowered its management fee from 0.65% to 0.47% of the Fund’s average daily net assets.  In addition, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses described below, by 0.18%, to 0.62% of the Fund’s average daily net assets.  Accordingly, the Fund’s Summary Prospectus and Prospectus are supplemented by replacing the “Fees and Expenses” table with the following table:

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%
Distribution and service (Rule 12b-1) fees	None
Other expenses [1]	1.81%
Total annual fund operating expenses	2.28%
Fees waived and/or expenses reimbursed[2]	(1.66%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.62%

[1]	The expense information in the table has been restated to reflect the current Management Fee and expense limitation arrangement, both effective February 16, 2015. “Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

In addition, the table under “Example” in the Fund’s Summary Prospectus and Prospectus is replaced with the following table:

One Year	Three Years
$63	$552

Effective February 16, 2015, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the annual management fee and expense caps are revised as indicated above.

Please file this Supplement with your records.

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